Restructuring and Other Termination Costs	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring and Other Termination Costs	Restructuring and Other Termination CostsWorkforce ReductionsIn 2019, we incurred a charge of $12 million related to one-time termination benefits for certain employees. In 2018, we underwent a reduction in workforce impacting approximately 13% of employees across all functions, primarily on our Oklahoma City campus. In connection with the reduction, we incurred a total charge of approximately $38 million for one-time termination benefits.